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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K




                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                        SECURITIES EXCHANGE ACT OF 1934


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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 1999 (JULY 16, 1999)


                          SANTA FE SNYDER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                                 1-7667                                     36-2722169
 (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                         (I.R.S. EMPLOYER
      OF INCORPORATION)                                                                   IDENTIFICATION NO.)


                                  840 GESSNER
                                   SUITE 1400
                              HOUSTON, TEXAS 77024
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



                                 (713) 507-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         On July 19, 1999, Santa Fe Snyder Corporation issued press releases announcing (i) its financial results for the quarter ended June 30, 1999 and
(ii) the execution, on July 16, 1999, of an agreement with Shell Deepwater Development, Inc. ("SDDI"), a subsidiary of Shell Oil Company, to purchase a portion of the interests owned by SDDI in the Angus, El Toro and Macaroni fields and to create an exploration area of mutual interest between the two companies. These press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, and the contents of such Exhibits are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

         99.1    Press Release, dated July 19, 1999.

         99.2    Press Release, dated July 19, 1999.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SANTA FE SNYDER CORPORATION



                                        By:  /s/ Mark A. Older
                                           -------------------------------------
                                             Mark A. Older
                                             Corporate Secretary

Date: July 23, 1999





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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                           DESCRIPTION
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 99.1                Press Release, dated July 19, 1999.

 99.2                Press Release, dated July 19, 1999.